EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Music International, Inc. (the "Registrant") on Form 10-KSB for the year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), the undersigned, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that:

(1)           The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

/s/ James Fallacaro                                                                                September 27, 2007
James Fallacaro
President and Chief Executive Officer
(Principal Executive Officer)

/s/ David R. Allen___________________________                                                  September 27, 2007
David R. Allen
Chief Financial Officer
(Principal Financial and Accounting Officer)